SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 24, 1997



                             Regent Bancshares Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




  New Jersey                        0-17753                     23-2440805
---------------                   ------------              -------------------
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
 incorporation)


           1430 Walnut Street, Philadelphia, Pennsylvania       19102
           ----------------------------------------------     ----------
              (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (215) 546-6500
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant.

(a) (1) (i) Arthur Andersen LLP ("AA") served as independent public accountants for Regent Bancshares Corp. (the "Registrant") and its wholly owned subsidiary, Regent National Bank (the "Bank"), for the years ended December 31, 1993, December 31, 1994 and December 31, 1995. During the years ended December 31, 1995 and the nine months ended September 30, 1996, the Registrant and the Bank incurred significant losses and expenses in connection with the Bank's automobile insurance premium finance ("IPF") loan portfolio. The Bank, as a result of such losses and the adverse impact thereof on the Bank's capital, entered into a written agreement in October 1996 with the Office of the Comptroller of the Currency, and the Bank thereafter undertook an investigation to determine whether various third parties, including AA, had any liability to the Registrant or the Bank in connection with the losses and expenses they incurred in connection with the Bank's IPF loan portfolio.

     As a result of the pendency of the Bank's investigation, in November 1996, AA notified the Registrant and the Bank that, absent the unconditional release of AA by the Registrant and the Bank, AA could not serve as independent public accountants for the Registrant and the Bank in respect of the Registrant's and the Bank's consolidated financial statements for the year ended December 31, 1996. Because the Registrant and the Bank had not completed their investigation by December 31, 1996 and were therefore not sufficiently knowledgeable to execute an unconditional release in favor of AA, on December 31, 1996, as reported in the Registrant's Form 8-K Report dated December 31, 1996, AA submitted its resignation as the independent public accountants for the Registrant and the Bank. The resignation of Andersen was accepted by the Registrant's Audit Committee effective as of such date.

     Effective December 31, 1996, as reported in the Registrant's Form 8-K Report dated December 31, 1996, the Registrant, with the approval of the Registrant's Audit Committee, retained the firm of Grant Thornton LLP to serve as the independent public accountants for the Registrant and the Bank with respect to the Registrant's and the Bank's consolidated financial statements for the year ended December 31, 1996.

     Because of the extensive changes which were to occur in the membership of the Registrant's Board of Directors following the Registrant's 1997 Annual Meeting of Stockholders, as reported in the Registrant's May 2, 1997 proxy statement, the Registrant's Board of Directors did not select or recommend stockholder approval of an independent certified public accounting firm to audit the Registrant's and the Bank's consolidated financial statements for the year ending December 31, 1997.

     Since December 31, 1996, the Registrant, the Bank and AA have held discussions during which the Registrant, the Bank and AA have


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exchanged additional information regarding the Bank's IPF loan portfolio and the cost and scope of the audits and work performed by AA so that the Registrant and the Bank could complete their investigation and become sufficiently knowledgeable to determine whether to execute an unconditional release in favor of AA with respect to the IPF matters.

     On September 24, 1997, the Registrant, the Bank and AA executed an Agreement of Settlement and Release (the "Agreement") whereby the Regent and the Bank unconditionally released AA with respect to the IPF matters discussed herein. Reference is made to the copy of the Agreement attached hereto as
Exhibit 1 for further information.

         (ii) Neither AA's report on the consolidated financial statements of the Registrant and the Bank for the year ended December 31, 1995 nor Grant Thornton LLP's report on the consolidated financial statements of the Registrant and the Bank for the year ended December 31, 1996 contained an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) On September 24, 1997, with the approval of the Audit Committees of the Boards of Directors of the Registrant and the Bank, the Boards of Directors of the Registrant and the Bank determined to engage AA, and not to continue the engagement of Grant Thornton LLP, as independent public accountants in respect of the Registrant's and the Bank's consolidated financial statements for the years ending December 31, 1997, December 31, 1998 and December 31, 1999.

         (iv) During Registrant's two most recent fiscal years and any subsequent interim period preceding the decision of the Boards of Directors of the Registrant and the Bank not to continue the engagement of Grant Thornton LLP, there were no disagreements between Grant Thornton LLP and the Registrant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make a reference to the subject matter of such disagreement in connection with its reports. Reference is made to the Registrant's December 31, 1996 Form 8-K Report for information regarding AA's advice to the Registrant concerning certain matters prior to AA's December 31, 1996 resignation.

         (v) (A) None.

             (B) None.

             (C) None.

             (D) (1) None.

                 (2) None.


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     (2) On September 24, 1997, the Registrant and the Bank engaged AA to serve as independent public accountants in respect of the consolidated financial statements of the Registrant and the Bank for the years ending December 31, 1997, December 31, 1998 and December 31, 1999.

     (3) Pursuant to Item 304(a)(3) of Regulation S-K, the Registrant has supplied Grant Thornton LLP with a copy of the disclosures contained in this Form 8-K Report, and has requested that Grant Thornton LLP furnish the Registrant with the letter required by Item 304(a)(3) of Regulation S-K. A copy of that letter is filed as Exhibit 2 to this Form 8-K Report.

(b) Reference is made to the Registrant's Form 8-K Report dated December 31, 1996 and the Registrant's Form 10-K Report for the year ended December 31, 1996.


Item 7. Financial Statements and Exhibits.

     The following exhibits are being filed with this Form 8-K Report:


              Exhibit No.                   Description
              -----------                   -----------
                  1. Agreement of Settlement and Release dated September 24, 1997 between the Registrant, Regent National Bank and Arthur Andersen LLP.

                  2. Letter of Grant Thornton LLP addressed to the Securities and Exchange Commission pursuant to
                             Item 304(a)(3) of Regulation S-K.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            REGENT BANCSHARES CORP.



                                            By: /s/ Robert B. Goldstein
                                                -------------------------------
                                                Robert B. Goldstein, President
                                                and Chief Executive Officer


Dated: October 1, 1997


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                                  EXHIBIT INDEX

                    (Pursuant to Item 601 of Regulation S-K)


         Exhibit No.                            Description
         -----------                            -----------
             1.                        Agreement of Settlement and
                                       Release dated September 24, 1997
                                       between the Registrant, Regent
                                       National Bank and Arthur Andersen LLP


             2. Letter of Grant Thornton LLP addressed to the Securities and Exchange Commission pursuant to
                                       Item 304(a)(3) of Regulation S-K


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